UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 23, 2003

REDWOOD EMPIRE BANCORP

(Exact number of Registrant as specified in its charter)

California	File No. 0-19231	68-0166366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer) Identification No.)

111 Santa Rosa Avenue, Santa Rosa, California		95404-4905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 573-4800

Item 7.  Financial Statements and Exhibits

Exhibit 99.1	Press release dated October 22, 2003 concerning Redwood Empire Bancorp’s financial results for the third quarter of 2003.

Item 9.  Regulation FD Disclosure

On October 22, 2003, Redwood Empire Bancorp issued a press release concerning financial results for the third quarter of 2003, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.  The information included in this section is also intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.  The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	10-23-03	REDWOOD EMPIRE BANCORP
(Registrant)

		By:	/s/ Kim C. McClaran
Kim C. McClaran
Vice President and
Interim Chief Financial Officer